FIRST WEST CHESTER CORPORATION

                             1995 STOCK OPTION PLAN

         1.       Purpose.

                  (a) Additional Incentive. The Plan is intended as an additional incentive to key employees and members of the Board of Directors (together, the "Optionees") to enter into or remain in the service or employ of First West Chester Corporation, a Pennsylvania corporation (the "Company") or its subsidiary, The First National Bank of West Chester (the "Bank"), and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $1.00 per share (the "Common Stock").

                  (b) Two-Part Plan. The Plan shall be divided into two sub-plans: the "Key Employee Plan" and the "Director Plan". All provisions hereunder which refer to the "Plan" shall apply to each of the Key Employee Plan and the Director Plan.

                  (c) Incentive Stock Option. Each Option granted under the Key Employee Plan is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 4(a) below, or (ii) any Option is specifically designated at the time of grant (the "Grant Date") as not being an ISO. No Option granted to a person who is not an employee of the Company or the Bank on the Grant Date shall be an ISO.

         2.       Option Shares.

                  (a) Aggregate Maximum Number. The aggregate maximum number of shares of the Common Stock for which Options may be granted under the Plan is 125,000 shares (the "Option Shares"), which number is subject to adjustment as provided in Section 7. Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

                  (b) Allocation of Option Shares. Of the 125,000 Option Shares, 97,500 Option Shares (the "Employee Option Shares") shall be reserved for issuance to key employees of the Company and the Bank under the Key Employee Plan and the remaining 27,500 Option Shares shall be reserved for issuance to non-employee Directors of the Company or the Bank under the Director Plan.

                  (c) Key Employee Plan Options. Options granted under the Key Employee Plan may be either ISOs or Options which are not ISOs ("Nonqualified Options"). Under the Key Employee Plan, Options to purchase up to 42,500 Employee Option Shares (and any Employee



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Option Shares not required for issuance under Options granted in accordance with the schedule set forth below) shall be granted to key employees at such times in such amounts and on such terms and conditions as determined by the Committee (as defined below), in accordance with the terms of the Plan. Options to purchase up to 55,000 Employee Option Shares shall be granted to key employees in accordance with the following schedule:

                                                     Grant Dates

                           September        September         September         September        September
                           18,              30,               30,               30,              30,
Key Employee               1995             1996              1997              1998             1999
------------               ----             ----              ----              ----             ----

President                  2,000            2,000             2,000             2,000            2,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

Each of 9 Other
Executive Officers*        1,000            1,000             1,000             1,000            1,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

         *Should the number of Executive Officers (other than the President) increase during the Term of the Plan as of any of the foregoing Grant Dates, the Option granted to each Executive Officer as of such Grant Date shall cover that number of Employee Option Shares determined by dividing 9,000 by the number of Executive Officers (not including the President). Should the number of Executive Officers decrease during the Term of the Plan as of any of the foregoing Grant Dates, then the number of Option Shares to be purchased through an Option grant by each remaining Executive Officer shall not change. Any ungranted Options resulting from such decrease shall be granted to key employees as Employee Option Shares at such times in such amounts and on such terms and conditions as determined by the Committee, in accordance with the terms of the Key Employee Plan.


         (d) Director Plan Options. Options granted under the Director Plan shall be Nonqualified Options. Under the Director Plan, each person serving as a Director of the Company or the Bank on the Grant Date and who is not also a key or other employee of any of such entities shall be awarded an Option to purchase 500 Option Shares at the Option Price (defined below) on September 18, 1995, and then on September 30 of each of the following four years of the Term of the Plan (as defined below). If a Director is serving on the Board of the Company and the Bank at the time of the grant of any Option under the Director Plan, then such Director shall only be eligible for a grant of Options under the Director Plan as a Director of the Company. Should the number of Directors eligible for the Director Plan decrease during the Term of the Plan, the number of Option Shares granted to each remaining Director shall not change. Any ungranted Option Shares resulting from such decrease shall be reserved for future grant under the Director Plan should the number of Directors increase. Should the number of Directors increase during the Term of the Plan, then the Options covering the aggregate number of Option Shares to be distributed on an annual basis shall be divided equally among such increased number of Directors. Options granted under the Director Plan shall be substantially in the form of the Option attached hereto as Exhibit "A".



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         3. Term of Plan.  The Plan shall  commence on September  18, 1995,  but shall terminate unless the Plan is approved by the shareholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Code. Any Options granted pursuant to the Plan prior to Plan approval by the
shareholders   of  the  Company   shall  be  subject  to  such   approval   and,
notwithstanding anything to the contrary herein or in any Option Document (as defined below), shall not be exercisable until such approval is obtained. No Option may be granted under the Plan after September 17, 2005.

         4. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents substantially in the forms attached hereto as Exhibit "A" or, in the case of the Key Employee Plan, as the Committee shall from time to time approve, subject to (a) the following terms and conditions and (b) any other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan (collectively, the "Option Documents").

                  (a) Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains. In the case of an ISO, in no event shall the aggregate fair market value of the Option Shares (determined as of the date the ISO is granted), and any other options granted under the incentive stock option plans of the Company or the Bank, exceed $100,000.

                  (b) Option Price. Each Option Document shall state the price at which an Option Share may be purchased (the "Option Price"), which shall be at least 100% of the "fair market value" of a share of the Common Stock on the date the Option is granted. If available, the "fair market value" shall be the mean between the highest bid price and lowest asked price last quoted by the then current market maker(s) in the Company's Common Stock (the "Market Maker(s)"), on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, the fair market value shall be determined by the Committee in good faith in the case of the Key Employee Plan or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the Market Maker(s) in the case of the Director Plan. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank, then the Option Price shall be at least One Hundred and Ten Percent (110%) of the fair market value of the Option Shares on the date the Option is granted.

                  (c) Medium of Payment. An Optionee shall pay for Options Shares (i) in cash, (ii) by bank check payable to the order of the Company or
(iii) in the case of the Key Employee Plan, by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.


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Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the Option Shares in respect of which payment is made and such excess number of shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

                  (d) Termination of Options. Each Option shall expire on the tenth anniversary of its Grant Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

                       (i) In the case of an ISO, five years from the date of grant if, on such date the Optionee owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                       (ii) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank, provided such Board of Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to herein above;

                       (iii) Expiration of three months (or in the case of the Key Employee Plan, such shorter period as the Committee may select) from the date the Optionee's employment or service with the Company or the Bank terminates for any reason other than (A) disability (within the meaning of Section 22(e)(3) of the Code) or death or (B) circumstances described by Subsection (d)(vi), below;

                       (iv) Expiration of one year from the date the Optionee's employment or service with the Company or the Bank terminates by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code) or death;



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                       (v) In the  case  of an  Option  granted  under  the  Key
Employee Plan, the Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in Subsection 4(e) below), provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed; or

                       (vi) In the case of an Option granted under the Key Employee Plan, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment with the Company or the Bank for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment agreement with the Company or the Bank, (B) a breach of Optionee's duty of loyalty to the Company or the Bank, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company or the Bank,
(C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's or the Bank's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or the Bank or (E) unauthorized disclosure of trade secrets or other confidential information belonging to the Company or the Bank. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

                  (e) Change of Control. In the event of a Change in Control (as defined below), the Committee may take whatever action with respect to the Options outstanding under the Key Employee Plan it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

                       (i) The date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

                       (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

                       (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation;

                       (iv) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than
(A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is approved by the shareholders, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or

                       (v) the first day after the date this Plan is approved by the shareholders when directors are elected so that a majority of the Board of Directors shall have been members of the Board of Directors for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (f) Transfers. No ISO granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by him. No Nonqualified Option under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  (g) Other Provisions. For Options granted pursuant to the Key Employee Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (h) Amendment. With respect to Options granted under the Key Employee Plan, and subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above. With respect to Options granted under the Director Plan, and subject to the provisions of the Plan, the Board of Directors of the Company shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above.

         5.       Administration.

                  (a) Director Plan. It is intended that the grant of Options pursuant to the Director Plan be administered as provided in Rule
16b-3(c)(2)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, as set forth in Section 2(d) above, such Options will be awarded pursuant to the formula as set forth therein.




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                  (b) Key Employee Plan.  With respect to the Key Employee Plan, the Board of Directors shall appoint a Stock Option Committee composed of two or more of its disinterested members (as "disinterested" is defined under Rule 16b-3(c) of the Exchange Act) to operate and administer the Key Employee Plan in its stead. The Stock Option Committee is referred to herein as the "Committee."

                  (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (d) Discretion of Committee. The Committee shall from time to time at its discretion grant Options pursuant to the terms of the Key Employee Plan, except as otherwise provided in Section 2(c) herein. Except as otherwise provided in Section 2(c) herein, the Committee shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares to be covered by such Options and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(c) of the Exchange Act. In making such determinations the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Key Employee Plan or of any Option granted under it shall be final, binding and conclusive.

                  (e) No Liability. No member of the Board of Directors or the Committee shall be personally liable for any action or determination made in good faith with respect to the Key Employee Plan, the Director Plan or any Option thereunder. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Key Employee Plan, except those resulting from (i) any breach of such member's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which the member derived an improper personal benefit.

                  (f) Indemnification. In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Options under it, each member of the Board of Directors and of the Committee shall be entitled without further action on his part to be indemnified by the Company for all expenses (including but not limited to reasonable attorneys' fees and expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board of Directors or the Committee; or (ii) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee or the Board of Directors unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

         6.       Exercise.

                  (a) No Exercise Within Six Months. No Option shall be exercisable prior to the date which is at least six months after the Grant Date.

                  (b) Notice. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall satisfy the securities law requirements set forth in this Section 6.

                  (c) Restricted Stock. Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act) and, in the case of an ISO, the Option Shares may not be sold within one year of exercise or two years from the Grant Date in order to maintain the ISO status of the Option; (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

         7. Adjustments on Changes in Common Stock. The aggregate number of shares of Common Stock as to which Options may be granted under the Director Plan and the Key Employee Plan, the number of Option Shares covered by each outstanding Option and the Option Price per Option Share specified in each outstanding Option shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

         8. Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable. Notwithstanding the foregoing, (i) with respect to any amendments affecting the Director Plan, the Plan provisions shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, (ii) any amendment which would change the class of individuals eligible to receive an Option, extend the expiration date of the Plan, decrease the Option Price or increase the maximum number of shares as to which Options may be granted or materially increase the benefits accruing to the Optionees, will only be effective if such action is approved by a majority of the outstanding voting stock of the Company within twelve months before or after such action.

         9. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or the Bank to retain the Optionee in the employ of the Company or the Bank, as a member of the Board of Directors or in any other capacity, whichever the case may be.

         10. Withholding of Taxes. Whenever the Company proposes or is required to issue or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

          11. Effective Date. This Stock Option Plan shall be effective as of the date specified in Section 3 above.

                                   EXHIBIT "A"

                                Option Documents



                 FORM OF STOCK OPTION AGREEMENT - DIRECTOR PLAN

Mr./Ms.


                         Director Stock Option Agreement

Dear   :

         In view of your substantial contributions toward the achievement of the business goals and objectives of First West Chester Corporation (the "Company") and The First National Bank of West Chester (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First West Chester Corporation 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this letter agreement as Exhibit "A" and should be read in conjunction with this letter agreement. [Please be advised that the Plan and any options granted thereunder will not be effective until a majority of the shareholders of the Company approve the Plan. The Company intends to present the Plan for approval at its 1996 Annual Meeting.] This letter will serve as a stock option agreement between you and the Company. The Option awarded to you is subject to the following terms.

         1.      APPROVAL BY SHAREHOLDERS:

                   The Option granted hereunder has been granted prior to Plan approval by the shareholders of the Company and therefore, shall be subject to such approval. Notwithstanding anything to the contrary herein or in the Plan, this Option shall not be exercisable until such approval is obtained.]

         2.       NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase a total of 500 shares of the Common Stock of the Company (the "Option Shares").

         3.       TYPE OF OPTIONS:

                  The Option awarded to you is a "Nonqualified Option" as that term is defined in the Plan.

         4.       EXERCISE PRICE:

                  The shares may be purchased upon your exercise of this Option for the price of $___.__ per share (the "Option Price").

         5.       DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is [Date] (the "Grant Date").

         6.       EXERCISE:

                  Your Option may not be exercised for six months following the Grant Date. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                       (a) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                       (b) Expiration of three months from the date your employment with the Company or the Bank terminates for any reason other than disability, death or for Cause (as defined in the Plan); or

                       (c) Expiration of one year from the date the your employment with the Company or the Bank terminates by reason of the your disability or death.

         7.       NOTICE OF EXERCISE AND PAYMENT:

                  To exercise your Option, you must provide written notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

         8.       SECURITIES LAW REQUIREMENTS:

                  Each exercise notice shall contain your acknowledgment in a form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale, (b) you have been advised and understand that (i) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of your Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of your Option until either such event in A, B, C or D has occurred.

         9.       EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

         10.      WITHHOLDING OF TAXES:

                    Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         11.      NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

         12.      RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

         13.      AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This  letter  is  not  an  employment   agreement  or  service
contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Company or the Bank.

         14.      OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this letter agreement. Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

         15.      COUNTERPARTS:

                  This  letter   agreement  may  be  executed  in  one  or  more
counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

         If you accept the Option award evidenced by this letter agreement, subject to the terms stated above, you should date and sign the enclosed copy of this letter in the spaces indicated and return it to the Company marked for the attention of the Secretary.

First West Chester Corporation


By:___________________________
         Chairman of the Board

I acknowledge that I have read this letter agreement and agree to accept the stock option award evidenced by it according to the terms set forth in such letter agreement.

[        Name of Grantee            ]

--------------------------------                              ------------------
         Signature                                                     Date

               FORM OF STOCK OPTION AGREEMENT - KEY EMPLOYEE PLAN



Mr./Ms.


                       Key Employee Stock Option Agreement

Dear   :

          In view of your substantial contributions toward the achievement of the business goals and objectives of First West Chester Corporation (the "Company") and The First National Bank of West Chester (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First West Chester Corporation 1995 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this letter agreement as Exhibit "A" and should be read in conjunction with this letter agreement. [Please be advised that the Plan and any options granted thereunder will not be effective until a majority of the shareholders of the Company approve the Plan. The Company intends to present the Plan for approval at its 1996 Annual Meeting.] This letter will serve as a stock option agreement between you and the Company. The Option awarded to you is subject to the following terms.

         [1.      APPROVAL BY SHAREHOLDERS:

                   The Option granted hereunder has been granted prior to Plan approval by the shareholders of the Company and therefore, shall be subject to such approval. Notwithstanding anything to the contrary herein or in the Plan, this Option shall not be exercisable until such approval is obtained.]


         2.       NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase a total of ____ shares of the Common Stock of the Company (the "Option Shares").

         3.       TYPE OF OPTIONS:

                  The Option awarded to you is an Incentive Stock Option or ISO as such terms are defined in the Plan.

         4.       EXERCISE PRICE:

                  The shares may be purchased upon your exercise of this Option for the price of $___.__ per share (the "Option Price").

         5.       DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is [Date] (the "Grant Date").

         6.       EXERCISE:

                  Your Option may not be exercised for six months following the Grant Date. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                       (a) Five years from the Grant Date if, on such date the you own, directly or by attribution, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                       (b) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                       (c) Expiration of three months from the date your employment with the Company or the Bank terminates for any reason other than disability, death or for Cause (as defined in the Plan).

                       (d) Expiration of one year from the date the your employment with the Company or the Bank terminates by reason of the your disability or death;

                       (e) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and you, that you have been discharged from employment with the Company or the Bank for Cause (as defined in the Plan). In the event of a finding that you have been discharged for Cause, in addition to immediate termination of the Option, you shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price; or

                       (f) The Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in the Plan), provided an the Committee gives you written notice at least thirty (30) days before the date so fixed.

                  7.       NOTICE OF EXERCISE AND PAYMENT:

                           To exercise  your Option,  you must provide  written
notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

                  8.       SECURITIES LAW REQUIREMENTS:

                           Each    exercise    notice    shall    contain   your
acknowledgment in a form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale, (b) you have been advised and understand that (i) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of your Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of your Option until either such event in A, B, C or D has occurred.

         9.       EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

         10.      WITHHOLDING OF TAXES:

                  Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

         11.      NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

         12.      RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

         13.      AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This  letter  is  not  an  employment   agreement  or  service
contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Company or the Bank.

         14.      OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this letter agreement. Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

         15.      COUNTERPARTS:

                  This  letter   agreement  may  be  executed  in  one  or  more
counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

         If you accept the Option award evidenced by this letter agreement, subject to the terms stated above, you should date and sign the enclosed copy of this letter in the spaces indicated and return it to the Company marked for the attention of the Secretary.

First West Chester Corporation


By:___________________________
         Chairman of the Board

I acknowledge that I have read this letter agreement and agree to accept the stock option award evidenced by it according to the terms set forth in such letter agreement.

[        Name of Grantee            ]

--------------------------------                              -----------------
         Signature                                                     Date